CERBERUS SENTINEL

Cybersecurity is a culture, not a product®

April 18, 2022

www.cerberussentinel.com
6900 E. Camelback Road, Suite 240
Scottsdale, AZ 85251

Forward-Looking Statements:

This presentation contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that culture is the foundation of every successful cybersecurity and compliance program; our belief that our approach ensures you're secure and compliant in every area of your business; estimates and projections regarding losses due to cyber crime; our plans to attract and retain global cyber talent, continue pursuing M&A to identify talent, and recruit and attract cyber specialists; our growth strategy; our addressable market opportunity; our philosophy; and our belief that our process ensures no stone is left unturned on your journey to becoming secure, compliant, and aware. These statements are often, but not always, made through the use of words or phrases such as "believes," "expects," "anticipates," "intends," "estimates," "predict," "plan," "project," "continuing," "ongoing," "potential," "opportunity," "will," "may," "look forward," "intend," "guidance," "future," or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to keep pace with new technology and changing market needs; our ability to recruit and retain key talent; our ability to acquire, attract, and retain clients; our ability to identify and consummate acquisitions; our ability to raise capital; our ability to increase revenue and cash flow and become profitable; and other risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including the Registration Statement on Form S-1 (No. 333-261645), as amended, and any related prospectus. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.

CISO Philosophy

Cybersecurity Is A Culture, Not A Product®



We believe culture is the foundation of every successful cybersecurity and compliance program.

To deliver this outcome, we developed MCCP+, our holistic approach that ensures you're secure and compliant in every area of your business.

Cybersecurity By The Numbers

Cyber Industry Statistics

- $6 Trillion[1] lost to cyber crime in 2021
  - $11.4M per minute[1]
- Estimated to reach $10.5 Trillion by 2025[1]
- $170B spending annualized globally on info sec in 2021[2]
- 300% increase in cyber crime since the pandemic began[3]
- New ransomware victim every 11 seconds[4]
- 3.5M unfilled job openings in cybersecurity in 2021[5]

"cyberattacks are a bigger threat to humanity than nuclear weapons"

- Warren Buffet

"cyber spending has a long way to go to catch up with the money lost to cyber crime"

- David Jemmett

cyber crime keeps me up at night … "it's literally so bad...we need to get better faster, this is an arms race, we'd better do better at it."

- Jamie Dimon

For citation information, see our citations pages at the end of this deck.

Bridging The Cybersecurity Gap

The CISO Solution:

- Leaders in cybersecurity field
- Seasoned cyber executive team
- Fast tracked acquisition growth model
- Attract and retain global cyber talent
  - Continued M&A to identify talent
  - Recruit and attract cyber specialists
- Full stack of cybersecurity & compliance experts
- Offices with a global reach
- Publicly traded (Ticker: CISO)



Repeatable & Scalable

Growth Strategy


LEVERAGE
REVENUE
OPPORTUNITIES
ATTRACT
MORE
TALENT
ATTRACT
LARGER
CUSTOMERS
ACQUIRE
TALENT /
CUSTOMERS

Recent Acquisitions

- **GenResults, LLC**
  (cybersecurity managed services)
- **Continuum**
  (cybersecurity managed services)
- **Arkavia**
  (cybersecurity managed services)
- **TalaTek, LLC**
  (compliance services)
- **Alpine Security**
  (compliance & penetration testing services)
- **Clear Skies Security**
  (penetration testing services)
- **Arocna3**
  (penetration testing services)
- **Technologyville**
  (secured managed services)
- **VelocIT**
  (secured managed services)
- **Red74**
  (secured managed services)
- **Atlantic**
  (secured managed services)
- **True Digital Security**
  (managed compliance & cybersecurity provider)

Growth From Acquisitions

- Top 30 US markets
- Move to EU, Asia & Latin America
- Focus on acquiring talented teams
- Offer full vertical of cyber services
- Product agnostic

Capturing Organic Growth

- Expand service offerings in all cybersecurity verticals
- Streamline operations across brands & business units to drive efficiency
- Cross-selling complimentary services between client bases
- Increase key personnel time spent on revenue generating activities
- Increase brand & offering awareness with unified marketing activities

CISO Proforma Growth


Revenue
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
CAGR: 376%
2019
2020
2021**

Each year represents revenue from that period plus companies acquired or under material contract in that year and previous years.

*** Includes True Digital Acquisition (1/19/2022)*

376%

Revenue CAGR

2019 to 2021**

109%

YoY Growth

2021 vs 2020 GAAP

58%

Recurring Revenue[1]

2021

12

Acquisitions

Since October 2019

(1) Recurring revenue = Managed Services contracts + annual (min. 12 months) managed services agreements with monthly bill.

The Cerberus Sentinel Roadmap

2Q19
Inception
Leverage existing GenResults business to create a cybersecurity aggregator called Cerberus Sentinel.

3Q19
Validation
Identify & acquire small to medium sized, engineer-owned firms who are culturally aligned with our ethos.

2Q20
Initiation
Trading OTC: CISO

Use stock as currency to acquire larger firms.

1Q21
Expansion
Add experienced leadership, strengthen integration capabilities with additional resources, and invest in scalable systems to support growth.

2022
Acceptance
Uplist to NASDAQ.

CERBERUS SENTINEL

Top Industry Statistics

11

Seconds

Every 11 seconds a company fell victim to ransomware in 2021[4]

207

Days

Average amount of time a hacker is inside a company's systems before being discovered[6]

4

Million Dollars

Average cost of a data breach in 2021[7]

For citation information, see our citations pages at the end of this deck.

Addressable Market Opportunity

3.5

Million Jobs

Unfilled positions in 2021
*Not including Presidential mandated 1M more job openings[5]

31

% Job Growth

YoY 2020-2029[5]

170

Billion Dollars

Global Info Sec Spending In 2021[2]

For citation information, see our citations pages at the end of this deck.

Challenge: Building A Security Ecosystem

Attracting experienced cybersecurity professionals to protect the most demanding organizations against continuing and emerging threats

- We acquire cybersecurity and compliance talent with deep domain expertise. We also benefit from the operating leverage of acquired customers and revenue.
- This leverage is enhanced through cross-selling to acquired customers and by expanding our footprint of security professionals.
- We are our customers' trusted partner for security, holistically providing the full range of cyber security services that's product agnostic at scale.
- We are building a world-class security ecosystem with a shared culture to address the growing number of cybersecurity threats and the costs associated with them.

"Unfortunately, the pipeline of security talent isn't where it needs to be to help curb the cybercrime epidemic…There is a zero-percent unemployment rate in cybersecurity and the opportunities in this field are endless. Gone are the days of siloed IT and security teams. All IT professionals need to know security – full stop. Given the complexity of today's interconnected world, we all have to work together to support the protection of the enterprise."

Robert Herjavec (10.24.19)

CYBERCRIME MAGAZINE

CISO Philosophy

Cybersecurity Is A Culture, Not A Product®

We believe culture is the foundation of every successful cybersecurity and compliance program.

To deliver this outcome, we developed MCCP+, our holistic approach that ensures you're secure and compliant in every area of your business.



The Cerberus Sentinel Process

Our end-to-end holistic process, MCCP+, covers every area of your company's cybersecurity and compliance needs.

- MCCP+ begins with assessments and testing that deliver an understanding of your cybersecurity and compliance programs.
- Next, we remediate compliance gaps and security issues.
- Then, we empower your team with our training programs that establish a culture of awareness and defense skills.

Our process ensures no stone is left unturned on your journey to becoming secure, compliant, and aware.



The Cerberus Sentinel Difference



Partnership Model

Our business model is different. We're not consultants, we're dedicated partners available to you on a recurring monthly contract. We know that finding top talent is nearly impossible right now, so adding our subject matter and industry experts to your team is the ideal solution. We provide what you need so you can stay focused on running your business.



Technology Agnostic

We strongly believe in remaining technology agnostic. This approach enables us to work with any business, no matter the systems or tools, and ensures we're able to choose the best tools and technology for your specific business needs.

The Cerberus Sentinel Value Proposition

Holistic Solution for Cybersecurity and Compliance



Our Solution

- Our exclusive MCCP+ value proposition leverages the deep domain expertise of talent across our organization to create a culture of security that uniquely addresses the needs of each customer.
- We are a team of industry leaders who collaborate to solve complex cybersecurity challenges and meet strict compliance requirements, delivering a holistic approach that's product agnostic at scale.

The Cerberus Sentinel Solution

MCCP+ (Managed Compliance & Cybersecurity Provider) + Culture

Compliance

Assessments
GAP Analysis
CMMC
FedRAMP/StateRAMP
NIST
HIPAA
GRC Monitoring

Cybersecurity

Security Risk Assessments
Penetration Testing
Vulnerability Scanning
Remediation
Forensic Analysis
Incident Response
End-Point Monitoring

Culture

Awareness Training
Phishing Detection
Threat Reporting
Certification Training
Cyber Defense Training
Budgeting & Planning

Managed Compliance & Cybersecurity Provider

We are building a global managed cybersecurity and compliance business

Initiated public trading via direct listing – Now listed on Nasdaq: CISO

Validated our model by acquiring small to mid-sized MSSP's in exchange for CISO common stock

Market cap growth driving our capacity to acquire larger MSSP's; up to enterprise class companies

Recurring revenue model from cross-selling holistic suite of cybersecurity and compliance offerings and leveraging expanding partner ecosystem

We solve the hiring challenge facing companies today

Uniquely designed to attract experienced cybersecurity professionals who are aligned as shareholders to deliver high-value services

Building a world-class ecosystem with a shared culture to address the burgeoning cybersecurity threats and the costs associated with them

Founded with the belief that M&A is the most effective way to solve the industry-wide skills gap for top talent

Bringing together experienced teams with deep domain expertise to solve complex challenges and meet strict compliance requirements

We create a culture of cybersecurity and compliance for our customers

We are our customers' trusted partner for security, providing a full range of cybersecurity and compliance services

Our MCCP+ value proposition creates a true culture of security from end-to-end utilizing and responding to the needs of each customer

Leverage the latest technology to protect the most demanding organizations against continuing and emerging threats

Retain and enhance talent through a security ecosystem to deliver a holistic approach that's product agnostic at scale

Brands That Love Us

SOUTHWEST BEHAVIORAL & HEALTH SERVICES
Impacting People, Improving Communities

HENSLEY
Beverage Company

HOST
HOTELS & RESORTS

acuity
INSURANCE

UCAR

FOOTPRINT

Baylor College of Medicine
HGSC
HUMAN GENOME SEQUENCING CENTER

PBGC

Mphasis
DigitalRisk
The Next Applied

Quoted In Top Publications

Cerberus Sentinel Investment Highlights

Holistic Approach to solving a growing problem that incorporates cybersecurity, compliance, and the underlying culture required to be successful.

Organic Growth through cross-selling capabilities across acquisitions, and developing and expanding our existing partner ecosystems.

Pure Play publicly traded cybersecurity investment.

Ticker: CISO

Strong Inorganic Growth through acquisitions to meet demand for talent to support sophisticated solutions.

Experienced Team with the resources to support high growth, integration, and ongoing operations.

Nasdaq Listing in Q1 '22 to accelerate our growth rate.

Ticker: CISO

Experienced Leadership Team



David Jemmett | CEO
23 years



Dave Bennett | COO
25 years



Deb Smith | CFO
17 years



Ashley Devoto | CISO
17 years



Neil Stinchcombe | CMO
26 years



Jerald Dawkins, PH. D | CTO
20 years



Darek Hahn | CofS
22 years



Rory Sanchez | President
25 years

CISO Board of Directors



David Jemmett
Chairman



Robert C. Oaks
USAF



Andy McCain
President | Hensley Beverage



Scott Holbrook
Healthcare/KLAS Founder



Stephen Scott
Director | Cerberus



Ashley Devoto
CISO | Cerberus



Kiki VanDeWeghe
SVP, NBA

Advisory Board



Tom Jackiewicz
Title Problem Solver, Microsoft



Sandra Douglas Morgan
Of Counsel at Covington & Burling LLP



Barbara Wisniewski
Rose Paul Family Office



Bryan Reyhani
Wood Gates Group



Kamal Masud
The Jim Pattison Group



Alarik Edsel Rios
CTO at Aclara



Ronald Pollack
Private Investor



Damian Chung
BISO at Netskope

Cybersecurity Market Data

Herjavec Group, Cybersecurity Jobs Report 2017 Ed.

[1] Cyber crime cost data - https://cybersecurityventures.com/hackerpocalypse-cybercrime-report-2016/

[2] Gartner - $170.4 B Global Spending in 2021 - https://www.gartner.com/en/documents/3889055

[3] Cyber crime increase data - https://www.imcgrupo.com/covid-19-news-fbi-reports-300-increase-in-reported-cybercrimes/

[4] Gflesch - Ransomware statistic - https://www.gflesch.com/elevity-it-blog/cybersecurity-facts

[5] The US Bureau of Labor Statistics

Data Breaches and Cost Data

[6] https://www.statista.com/statistics/273550/data-breaches-recorded-in-the-united-states-by-number-of-breaches-and-records-exposed/

[7] https://www.statista.com/statistics/273575/average-organizational-cost-incurred-by-a-data-breach/

Quotes

Jamie Dimon Quote - https://www.yahoo.com/news/jamie-dimon-keeps-night-cyber-bad-174548405.html

Warren Buffett - https://www.businessinsider.com/warren-buffett-cybersecurity-berkshire-hathaway-meeting-2017-5

Gartner Group, Smart Device Data

https://www.gartner.com/en/newsroom/press-releases/2017-02-07-gartner-says-8-billion-connected-things-will-be-in-use-in-2017-up-31-percent-from-2016

Herjavec Group, Worldwide User Data, Digital Data Growth

https://cybersecurityventures.com/hackerpocalypse-original-cybercrime-report-2016/

Juniper Research, The Future of Cybercrime & Security 2018

https://www.juniperresearch.com/researchstore/innovation-disruption/cybercrime-security/subscription/threat-analysis-impact-assessment-leading-vendors

Forbes, Cybersecurity: A Major Concern and a Great Business Opportunity, Sept 5, 2018

https://www.forbes.com/sites/miltonezrati/2018/09/05/cyber-security-a-major-concern-and-a-great-business-opportunity/#c948e903e268

Bowery Capital, 3 Cybersecurity Trends Ripe for Growth in 2018

https://bowerycap.com/blog/insights/three-cybersecurity-trends-2018/

Cybercrime Magazine, Cybersecurity Talent Crunch To Create 3.5 Million Unfilled Jobs Globally By 2021, Oct. 24, 2019

https://cybersecurityventures.com/jobs/

GovTech, Cyber Attacks: Is the 'Big One' Coming Soon?, March 12, 2021

https://www.govtech.com/blogs/lohrmann-on-cybersecurity/cyber-attacks-is-the-big-one-coming-soon.html

Thank You

Cerberus Sentinel
6900 E. Camelback Road, Suite 240
Scottsdale, AZ 85251

18 April 2022